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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 7, 2006

                          SYNOVA HEALTHCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                      000-51492               91-1951171
 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)


              1400 N. Providence Road, Suite 6010, Media, PA 19063
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (610) 565-7080

               --------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 7, 2006, Synova Healthcare, Inc. ("Synova"), a wholly owned subsidiary of Synova Healthcare Group, Inc. (the "Company"), entered into a distribution agreement with QuantRx Biomedical Corporation ("QuantRx"), a medical technology company with products targeting worldwide health needs. The distribution agreement grants to Synova the exclusive right to distribute in North America certain of QuantRx's hemorrhoid treatment products. The distribution agreement also grants Synova a first right of refusal as to all of QuantRx's future line extensions and products, as well as to any components intended to be used with the hemorrhoid treatment products to be distributed by Synova or any future products for alternative hemorrhoid or feminine healthcare treatment. Upon execution of the agreement, Synova paid to QuantRx a non-refundable fee of $500,000.

         The initial term of the distribution agreement, unless earlier terminated in accordance with the terms of the distribution agreement, is five years after the first day of the month immediately following the first shipment of products by Synova to its customers, which first shipment will occur on or before November 1, 2006. The distribution agreement will automatically renew thereafter for successive one-year periods unless either party gives notice of termination no later than 60 days prior to expiration of the then-current term.

         Under the terms of the distribution agreement, QuantRx is required to supply Synova with the requested amount of products, and Synova is required to order certain minimum quantities of the products. Synova's failure to meet such minimum order requirements will give QuantRx the right to render the distribution agreement non-exclusive or to terminate the distribution agreement altogether prior to the end of a term.

         In December 2005, Synova entered into a distribution agreement with QuantRx, whereby QuantRx granted to Synova the exclusive right to distribute in North America, Mexico and Central America, products utilizing QuantRx's Rapid Sense(R) technology for Synova's developing female reproductive health product line.

         A copy of the press release announcing the execution of the distribution agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


         The following exhibit is filed herewith:

         Exhibit No.     Description
         -----------     -----------
            99.1         Press Release of the Company dated July 13, 2006.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     SYNOVA HEALTHCARE GROUP, INC.



Date: July 13, 2006                  By: /s/ Stephen E. King
                                         ---------------------------------
                                         Name: Stephen E. King
                                         Title: Chairman and
                                                Chief Executive Officer




















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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
    99.1        Press Release of the Company dated July 13, 2006.